                                                                    Exhibit 24

                               AMAX GOLD INC.

                POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                ON FORM S-3 UNDER THE SECURITIES ACT OF 1993


     The undersigned Director of Amax Gold Inc. hereby appoints Paul J. Hamschoot, Jr., Roger A. Kauffman and Mark A. Lettes, and each of them severally, as the attorney-in-fact of the undersigned, to sign Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 33-53963) on his behalf and to file such Amendment No. 1 to the Registration Statement, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission"), under the Securities
Act of 1933, as amended (the "Act"), with respect to the offer and sale of up to $200,000,000 aggregate initial offering price of Securities of Amax Gold Inc., a Delaware corporation, as authorized from time to time by the Amax Gold Inc. Board of Directors for sale pursuant to such Registration Statement in accordance with Rule 415 (a)(1)(x) under the Act; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing needed or appropriate to be done to comply with the Act and the rules and regulations of the Commission with respect to such Registration Statement as fully to all intents and purposes as the undersigned could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand.


Date: July 18, 1994


                                       /s/ Rockwell A. Schnabel
                                       ----------------------------------
                                       Rockwell A. Schnabel

                               AMAX GOLD INC.

                 POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                ON FORM S-3 UNDER THE SECURITIES ACT OF 1993


     The undersigned Director of Amax Gold Inc. hereby appoints Paul J. Hemschoot, Jr., Roger A. Kauffman and Mark A. Lettes, and each of them severally, as the attorney-in-fact of the undersigned, to sign Amendment No. 1 to the Registration Statement on Form S-3 Registration No. 33-53963 on his behalf and to file such Amendment No. 1 to the Registration Statement, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission"), under the Securities
Act of 1933, as amended (the "Act"), with respect to the offer and sale of up to $200,000,000 aggregate initial offering price of Securities of Amax Gold Inc., a Delaware corporation, as authorized from time to time by the Amax Gold Inc. Board of Directors for sale pursuant to such Registration Statement in accordance with Rule 415 (a)(l)(x) under the Act; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing needed or appropriate to be done to comply with the Act and the rules and regulations of the Commission with respect to such Registration Statement as fully to all intents and purposes as the undersigned could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date:  July 18, 1994


                                                     /s/ Vernon F. Taylor, Jr.
                                                     --------------------------
                                                     Vernon F. Taylor, Jr.

                               AMAX GOLD INC.

                 POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                ON FORM S-3 UNDER THE SECURITIES ACT OF 1993


     The undersigned Director of Amax Gold Inc. hereby appoints Paul J. Hemschoot, Jr., Roger A. Kauffman and Mark A. Lettes, and each of them severally, as the attorney-in-fact of the undersigned, to sign Amendment No. 1 to the Registration Statement on Form S-3 Registration No. 33-53963 on his behalf and to file such Amendment No. 1 to the Registration Statement, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission"), under the Securities
Act of 1933, as amended (the "Act"), with respect to the offer and sale of up to $200,000,000 aggregate initial offering price of Securities of Amax Gold Inc., a Delaware corporation, as authorized from time to time by the Amax Gold Inc. Board of Directors for sale pursuant to such Registration Statement in accordance with Rule 415 (a)(l)(x) under the Act; granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing needed or appropriate to be done to comply with the Act and the rules and regulations of the Commission with respect to such Registration Statement as fully to all intents and purposes as the undersigned could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date:  July 15, 1994


                                                     /s/ Russell L. Wood
                                                     --------------------------
                                                          Russell L. Wood